                                                                   EXHIBIT 10.15

                            COMPENSATION AGREEMENT
                            ----------------------


          This Agreement is made as of the 1st day of January, 1995 by and between UniDirect Corporation, a California corporation (the "Corporation"), and Richard Marotta ("Optionee").

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, in consideration for services performed by Optionee, the Corporation granted Optionee a stock option on January 1, 1995, to purchase 31,500 shares of the Corporation's Common Stock (the "Option") upon the terms and conditions set forth in the documentation evidencing such Option.

          NOW, THEREFORE, in consideration of the above premises, the parties hereto agree as follows:

          1. The Corporation and Optionee acknowledge and agree that the Option is granted solely as compensation for services rendered the Corporation by Optionee and not for any capital-raising purposes or in connection with any capital-raising activities.

          2. The Option shall not be transferable or assignable except in connection with Optionee's death.

          3. This Agreement is intended to constitute a written compensation contract within the meaning of Rule 701 of the Securities Act of 1933, as amended.

          4. This Agreement is intended solely to memorialize the agreement and understanding which exists between Optionee and the Corporation concerning the grant of the Option. Nothing herein or in the documentation evidencing the Option is intended to provide Optionee with the right to remain in the Corporation's service for any specific period, and Optionee's services may be terminated at any time by the Corporation, for any reason, with or without cause.

          IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

OPTIONEE                                 UNIDIRECT CORPORATION

_______________________________   By:    _______________________________

                                  Title: _______________________________

                                                            Grant No. 110

                             UNIDIRECT CORPORATION
                        NOTICE OF GRANT OF STOCK OPTION
                        -------------------------------

                                                                 UNVESTED SHARES
                                                                 ---------------

          Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of UniDirect Corporation (the
"Corporation"):

          Optionee:  Richard Marotta
          --------

          Grant Date:  January 1, 1995
          ----------

          Vesting Commencement Date:  January 1, 1995
          -------------------------

          Exercise Price:  $0.12 per share
          --------------

          Number of Option Shares:  31,500 shares
          -----------------------

          Expiration Date:  December 31, 2004
          ---------------

          Type of Option:  ______  Incentive Stock Option
          --------------

                              X    Non-Statutory Stock Option
                           ------

          Date Exercisable:  Immediately Exercisable
          ----------------

          Vesting Schedule:  The Option Shares shall be unvested and subject to
          ----------------
          repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right will accordingly lapse with respect to, (i) twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service measured from the Vesting Commencement Date and (ii) the balance of the Option Shares in equal successive monthly installments upon Optionee's completion of each of the next thirty-six
          (36) months of Service measured from and after the first anniversary of the Vesting Commencement Date. In no event shall any additional Option Shares vest after Optionee's cessation of Service.

          Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Stock Option Agreement attached hereto as Exhibit A.

          REPURCHASE RIGHTS.  OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES
          -----------------
ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS

          No Employment or Service Contract.  Nothing in this Notice or in the
          ---------------------------------
Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

          Definitions.  All capitalized terms in this Notice shall have the
          -----------
meaning assigned to them in this Notice or in the attached Stock Option
Agreement.

DATED AS OF:  January 1, 1995


                                    UNIDIRECT CORPORATION


                                    By:______________________________________

                                    Title:___________________________________



                                    _________________________________________
                                    OPTIONEE

                                    Address:_________________________________

                                    _________________________________________

ATTACHMENT
- ----------
Exhibit A - Stock Option Agreement

                                   EXHIBIT A
                                   ---------

                             STOCK OPTION AGREEMENT
                             ----------------------

                          UNIDIRECT CORPORATION, INC.
                             STOCK OPTION AGREEMENT
                             ----------------------

RECITALS
- --------

     A. The Board has deemed it appropriate to grant Optionee an option to purchase shares of Common Stock of the Corporation.

     B. Optionee is to render valuable services to the Corporation or a Parent or Subsidiary, and this Agreement is executed in connection with the Corporation's grant of an option to Optionee.

     C. The granted option is issued to Optionee in compensation for the services which Optionee is to render to the Corporation and not for any capital-raising purposes or in connection with any capital-raising activities.

     D. All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix.

         NOW, THEREFORE, it is hereby agreed as follows:

         1.  Grant of Option. The Corporation hereby grants to Optionee, as of
             ---------------
the Grant Date, a Non-Statutory Option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

         2.  Option Term. This option shall have a term of ten (10) years
             -----------
measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6.

         3.  Limited Transferability. This option may be assigned in accordance
             -----------------------
with the terms of a Qualified Domestic Relations Order. If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Qualified Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Corporation may deem appropriate.

         4.  Dates of Exercise. This option shall become exercisable for the
             -----------------
Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

          5.   Cessation of Service. The option term specified in Paragraph 2
               --------------------
shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

               (a) Should Optionee cease to remain in Service for any reason (other than death or Disability) while this option is outstanding, then Optionee shall have a period of three (3) months (commencing with the date of such cessation of Service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

               (b) Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option. Such right shall lapse and this option shall cease to be outstanding upon the earlier of (i) the expiration of the twelve (12)-month period measured
         -------
from the date of Optionee's death or (ii) the Expiration Date.

               (c) Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have a period of six (6) months (commencing with the date of such cessation of Service) during which to exercise this option. However, should such Disability be deemed to constitute Permanent Disability, then the period during which this option is to remain exercisable shall be extended by an additional six (6) months so that the exercise period shall be the twelve (12)-month period following the date of Optionee's cessation of Service by reason of such Permanent Disability. In no event shall this option be exercisable at any time after the Expiration Date.

               (d) During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised. To the extent Optionee is not vested in the Option Shares at the time of his/her cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares.

          6.   Special Termination of Option.
               -----------------------------

               (a) In the event of a Corporate Transaction, this option shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or parent thereof in connection with such Corporate Transaction.

               (b) This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                                      2.

          7.   Adjustment in Option Shares.
               ---------------------------

               (a) In the event any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

               (b) If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in the consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price payable shall remain the same.
       --------

          8.   Shareholder Rights. The holder of this option shall not have any
               ------------------
shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased Option Shares.

          9.   Manner of Exercising Option.
               ---------------------------

               (a) In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

                    (i) Execute and deliver to the Corporation a Purchase Agreement for the shares for which the option is exercised.

                    (ii) Pay the aggregate Exercise Price for the purchased shares in one or more of the following forms:

                           (A)  cash or check made payable to the Corporation;
          or

                           (B) a promissory note payable to the Corporation, but only to the extent approved by the Board in accordance with Paragraph 14.

               Should the Common Stock be registered under Section 12(g) of the 1934 Act at the time the option is exercised, then the Exercise Price may also be paid as follows:

                           (C) in shares of Common Stock held by Optionee (or any other person or persons exercising the option) for the requisite period necessary to avoid a charge to the Corporation's earnings

                                      3.

          for financial reporting purposes and valued at Fair Market Value on the Exercise Date; or to the extent the option is exercised for vested Option Shares, through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable written instructions (a) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               Except to the extent the sale and remittance procedure is utilized in connection with the option exercise, payment of the Exercise Price must be made on the Exercise Date.

                    (iii) Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

                    (iv) Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

                    (v) Make appropriate arrangements with the Corporation or Parent or Subsidiary employing or retaining Optionee for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

               (b) As soon after the Exercise Date as practical, the Corporation shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

               (c) In no event may this option be exercised for any fractional shares.

          10.  REPURCHASE RIGHTS.  ALL OPTION SHARES ACQUIRED UPON THE EXERCISE
               -----------------
OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

                                      4.

          11.  Compliance with Laws and Regulations.
               ------------------------------------

               (a) The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or of the Nasdaq National Market if applicable) on which the Common Stock may be listed at the time of such exercise and issuance.

               (b) The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

          12.  Successors and Assigns.  Except to the extent otherwise provided
               ----------------------
in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

          13.  Notices.  Any notice required to be given or delivered to the
               -------
Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

          14.  Financing.  The Board may, in its absolute discretion and without
               ---------
any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a promissory note. The terms of any such promissory note (including the interest rate, the requirements for collateral and the terms of repayment) shall be established by the Board in its sole discretion.

          15.  Governing Law. The interpretation, performance and enforcement of
               -------------
this Agreement shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                      5.

                                   APPENDIX

          The following definitions shall be in effect under the Agreement:

     A.   Agreement shall mean this Stock Option Agreement.
          ---------

     B.   Board shall mean the Corporation's Board of Directors.
          -----

     C.   Code shall mean the Internal Revenue Code of 1986, as amended.
          ----

     D.   Common Stock shall mean the Corporation's common stock.
          ------------

     E.   Corporate Transaction shall mean either of the following shareholder-
          ---------------------
approved transactions to which the Corporation is a party:

               (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

               (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     F.   Corporation shall mean UniDirect Corporation, Inc., a California
          -----------
corporation.

     G.   Disability shall mean the inability of Optionee to engage in any
          ----------
substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances. Disability shall be deemed to constitute Permanent Disability in the event that such Disability is expected to result in death or has lasted or can be expected to last for a continuous period of twelve (12) months or more.

     H.   Domestic Relations Order shall mean any judgment, decree or order
          ------------------------
(including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of the Optionee.

     I.   Employee shall mean an individual who is in the employ of the
          --------
Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     J.   Exercise Date shall mean the date on which the option shall have been
          -------------
exercised in accordance with Paragraph 9 of the Agreement.

                                     A-1.

     K.   Exercise Price shall mean the exercise price per share as specified in
          --------------
the Grant Notice.

     L.   Expiration Date shall mean the date on which the option expires as
          ---------------
specified in the Grant Notice.

     M.   Fair Market Value per share of Common Stock on any relevant date shall
          -----------------
be determined in accordance with the following provisions:

               (i) If the Common Stock is at the time traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

               (iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market, then such Fair Market Value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate.

     N.   Grant Date shall mean the date of grant of the option as specified in
          ----------
the Grant Notice.

     O.   Grant Notice shall mean the Notice of Grant of Stock Option
          ------------
accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

     P.   1934 Act shall mean the Securities Exchange Act of 1934, as amended.
          --------

     Q.   Non-Statutory Option shall mean an option not intended to satisfy the
          --------------------
requirements of Code Section 422.

     R.   Option Shares shall mean the number of shares of Common Stock subject
          -------------
to the option.

     S.   Optionee shall mean the person to whom the option is granted as
          --------
specified in the Grant Notice.

                                     A-2.

     T.   Parent shall mean any corporation (other than the Corporation) in an
          ------
unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     U.   Qualified Domestic Relations Order shall mean a Domestic Relations
          ----------------------------------
Order which substantially complies with the requirements of Code Section 414(p). The Board shall have the sole discretion to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order.

     V.   Service shall mean the provision of services to the Corporation or any
          -------
Parent or Subsidiary by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

     W.   Stock Exchange shall mean the American Stock Exchange or the New York
          --------------
Stock Exchange.

     X.   Subsidiary shall mean any corporation (other than the Corporation) in
          ----------
an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                     A-3.